                                                                     EXHIBIT 4.1

COMMON STOCK                                                    COMMON STOCK
  NUMBER                                                           SHARES
------------                                            -----------------------
   GHL                      [GREENHILL LOGO]
------------              GREENHILL & CO., INC.         -----------------------

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

TRANSFERABLE                                                SEE REVERSE SIDE
IN THE CITY                                             FOR CERTAIN DEFINITIONS
OF NEW YORK
                                                          -------------------
                                                           CUSIP 395259 10 4
                                                          -------------------

   THIS CERTIFIES THAT

   IS THE OWNER OF

        FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

                              GREENHILL & CO., INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the
Transfer Agent and Registrar.

       IN WITNESS WHEREOF, the said Corporation has caused this
certificate to be signed by facsimile signatures of its duly authorized officers.

       Dated:

                     [Greenhill & Co., Inc. Corporate Seal]

       /s/ John D. Liu                   /s/ Robert F. Greenhill
       -----------------------           ------------------------------------
       Chief Financial Officer           Chairman and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR

BY: /s/ John I. Sivertsen
    --------------------------------
    AUTHORIZED SIGNATURE

                              GREENHILL & CO., INC

              The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common          UNIF GIFT MIN ACT-- __________________ Custodian__________________
                                                                     (Cust)                      (Minor)
TEN ENT    - as tenants by the entireties

JT TEN     - as joint tenants with right                       under Uniform Gifts to Minors
           of survivorship and not as
           tenants in common                                   Act___________________________________________
                                                                                  (State)

                                            UNIF TRF MIN ACT-- __________________ Custodian (unitl age ______)
                                                                     (Cust)

                                                               _______________________ under Uniform Transfers
                                                                      (Minor)

                                                               to Minors Act_________________________________
                                                                                         (State)

              Additional abbreviations may also be used though not in the above list.

For value received, __________________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________    _______________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed

By:_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE
17Ad-15.

The within named Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the
Corporation's Secretary at the principal office of the Corporation.